UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2015

DATARAM CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8266	22-18314-09
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Route 571, P.O. Box 7258, Princeton, NJ		08543-7528
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01 Other Events.

On September 22, 2015, Dataram Corporation (the “Company”) was informed by The NASDAQ Stock Market LLC (“NASDAQ”) that the Company had regained compliance with the requirements for continued listing on The NASDAQ Capital Market, and the previously scheduled hearing before the Hearings panel was not required. The Company’s securities will continue to be listed on The NASDAQ Capital Market and the listing qualifications deficiency previously disclosed by the Company has been removed. A copy of the Company’s press release is attached to this report as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Dataram Corporation Press Release dated September 24, 2015 announcing receipt of NASDAQ Compliance Determination. (Furnished not filed)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATARAM CORPORATION
(Registrant)

Date: September 24, 2015
/s/ DAVID A. MOYLAN
(Signature)
David A. Moylan
Chairman and Chief Executive Officer